SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 21, 2000
                                                         --------------


                        FGIC SECURITIES PURCHASE, INC.
            (Exact name of Registrant as specified in its charter)



 Delaware                     0-19564                  13-3633082
------------------------------------------------------------------------
(State or other             (Commission             (I.R.S. Employer
 jurisdiction of             File Number)            Identification No.)
 incorporation)


                    115 Broadway, New York, New York 10006
             (Address of principal executive officers) (Zip Code)



      Registrant's telephone number, including area code: (212) 312-3000
                                                           --------------

Item 5.      Other Events

         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

         The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 4, 2000 relating to the financial statements and schedule of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1999; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of (i) $270,600,000 aggregate principal amount of Massachusetts Water Resources Authority Multi-Modal Subordinated General Revenue Refunding Bonds, 200 Series B and 2000 Series C.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                   EXHIBITS

                  Item 601 of
                  Regulation S-K
                  Exhibit Reference
                  Number

                  (23)                      Consents of experts and counsel:

                                            (h)      Consent of KPMG LLP

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     FGIC SECURITIES PURCHASE, INC.
                                     ------------------------------
                                               (Registrant)




                                     By:  /s/
                                        ----------------------------
                                        Name: Steve Natko
                                        Title: Vice President


Dated: March 23, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                        FGIC SECURITIES PURCHASE, INC.








                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 21, 2000









                                                Commission File Number 0-19564

                                 Exhibit Index



Exhibit No.       Description                                       Page

(23)               Consents of experts and counsel:                  6

                      (h)     Consent of KPMG LLP